Exhibit 25.1
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TURSTEE PURSUANT TO
                               SECTION 305 (b)(2)

                           -------------------------

                              The BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)


New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)

                           -------------------------
                           The Manitowoc Company, Inc.

               (Exact name of obligor as specified in its charter)

Wisconsin                                                  39-0448110
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

500 South 16th. Street
Manitowoc, Wisconsin                                       54221
(Address of principal executive offices)                   (Zip code)

                           -------------------------

                   10 3/8% Senior Subordinated Notes due 2011
                       (Title of the indenture securities)

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
1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                           Name                                        Address
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     Superintendent of Banks of the State of   2 Rector Street, New York, N.Y.
     New York                                  10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York          33 Liberty Plaza, New York, N.Y.
                                               10045

     Federal Deposit Insurance Corporation     Washington, D.C.  20429

     New York Clearing House Association       New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 Under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibit 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to From T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.
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                                    SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 14th. day of June, 2001.



                                        THE BANK OF NEW YORK



                                        By: /s/ Luis Perez                     .
                                            -----------------------------------
                                                Name:  Luis Perez
                                                Title:  Assistant Vice President
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
                                   --------------------
                            Consolidated Report of Condition of

                                   THE BANK OF NEW YORK
                         of One Wall Street, New York, N.Y. 10286
                          And Foreign and Domestic Subsidiaries.

a member of the Federal Reserve System, at the close of business December 31, 2000 published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.
                                                                             Dollar Amounts
ASSETS                                                                        In Thousands

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin.........................    $3,083,720
Interest-bearing balances..................................................     4,949,333
Securities:
Held-to-maturity securities................................................       740,315
Available-for-sale securities..............................................     5,328,981
Federal funds sold and Securities purchased under agreement to resell......     5,695,708
Loans and lease financing receivables:
Loans and leases, net of unearned income...................................    36,590,456
LESS:  Allowance for loan and leases losses................................       598,536
LESS:  Allocated transfer risk reserve.....................................        12,575
Loans and leases, net of unearned income, allowance and reserve............    35,979,345
Trading Assets.............................................................    11,912,448
Premises and fixed assets (including capitalized leases)...................       763,241
Other real estate owned....................................................         2,925
Investments in unconsolidated subsidiaries and associated companies........       183,836
Customers' liability to this bank on acceptances outstanding...............       424,303
Intangible assets..........................................................     1,378,477
Other assets...............................................................     3,823,797
                                                                            ---------------
Total assets...............................................................   $74,266,429
                                                                            ===============

LIABILITIES
Deposits:
In domestic offices........................................................   $28,328,548
Noninterest-bearing........................................................    12,637,384
Interest-bearing...........................................................    15,691,164
In foreign offices.  Edge and Agreement subsidiaries, and IBFs.............    27,920,690
Noninterest-bearing........................................................       470,130
Interest-bearing...........................................................    27,450,560


Federal funds purchased and Securities sold under Agreements to
repurchase.................................................................     1,437,916
Demand notes issued to the U.S. Treasury...................................       100,000
Trading liabilities........................................................     2,049,818
Other borrowed money:
With remaining maturity of one year or less................................     1,279,125
With remaining maturity of more than one year through three years..........             0
With remaining maturity of more than three years...........................        31,080
Bank's liability on acceptances executed and outstanding...................       427,110
Subordinated notes and debentures..........................................     1,646,000
Other liabilities..........................................................     4,604,478
                                                                            ---------------
Total liabilities..........................................................    67,824,765
                                                                            ---------------

EQUITY CAPITAL
Common stock...............................................................     1,135,285
Surplus....................................................................     1,008,775
Undivided profits and capital reserves.....................................     4,308,492
Net unrealized holding gains (losses) on available-for-sale securities.....        27,765
Accumulated net gains (losses) on cash flow hedges.........................             0
Cumulative foreign currency translation adjustments........................       (38,656)
                                                                            ---------------
Total equity capital.......................................................     6,441,664
                                                                            ---------------
Total liabilities and equity capital.......................................   $74,266,429
                                                                            ===============

I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                          Thomas J. Mastro

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the
Federal Reserve System and is true and correct.

Thomas A. Renyi             }
Alan R. Griffith            }
Gerald L. Hassell           }

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